UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	52-2013874
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
12061 Bluemont Way, Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 810-3000

Item 8.01.      Other Events

                  On January 5, 2005, SLM Corporation (the “Company”) executed and delivered the Amended and Restated Selling Agent Agreement among the Company, ABN AMRO Financial Services, Inc., Banc of America Securities, LLC, Citigroup Global Markets Inc., Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Financial Services Inc. and Wachovia Securities, LLC (collectively, the “Agents”) under which the Company will issue, from time to time, its Medium Term Notes, Series B, also known as EdNotes® (“EdNotes”).

Item 9.01.      Financial Statements, Pro Forma Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired:

Not Applicable.

(b)	Pro Forma Financial Information:

Not Applicable.

(c)	Exhibits:

1	Amended and Restated Selling Agent Agreement, dated January 5, 2005 among the Company and the Agents party thereto

4.1	Officers’ Certificate amending and restating the terms of the EdNotes

4.2	Medium Term Note Master Note, dated January 23, 2003 (incorporated by reference to Exhibit 4.2 to registrant’s Current Report on Form 8-K (File No. 001-13251) filed on January 28, 2003)

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION By: /s/ JOHN F. REMONDI
	Name:	John F. Remondi
Dated: January 5, 2005	Title:	Executive Vice President, Finance

INDEX TO EXHIBITS

Exhibit Number	Exhibit

1	Amended and Restated Selling Agent Agreement, dated January 5, 2005 among the Company and the Agents party thereto

4.1	Officers’ Certificate amending and restating the terms of the EdNotes

4.2	Medium Term Note Master Note, dated January 23, 2003 (incorporated by reference to Exhibit 4.2 to registrant’s Current Report on Form 8-K (File No. 001-13251) filed on January 28, 2003)